UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2006

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 27, 2006, Farmer Bros. Co. (the “Company”)  held its Annual Meeting of Stockholders (the “2006 Annual Meeting”).  For the benefit of stockholders who were unable to attend the 2006 Annual Meeting, the text of the opening remarks by Guenter W. Berger, Chairman and Chief Executive Officer, Management’s Report on the State of the Company delivered by John E. Simmons, Treasurer and Chief Financial Officer, and remarks by Roger M. Laverty III, President and Chief Operating Officer, are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

Stockholder Voting Results at Annual Meeting and Declaration of Quarterly Dividend

On November 28, 2006, the Company issued a press release announcing the stockholder voting results at the 2006 Annual Meeting and declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Of the 16,075,080 shares of common stock outstanding and entitled to vote at the 2006 Annual Meeting, 15,761,724 were represented at the meeting, or a 98% quorum.

At the 2006 Annual Meeting, stockholders:

1.             Reelected each of the following two (2) individuals to the Board of Directors to serve a three-year term as Class III directors until the Annual Meeting of Stockholders in 2009 and until their successors have been duly elected and qualified:

Director Nominee	Votes Cast For	Votes Withheld
Carol Farmer Waite	15,148,984	612,740
John H. Merrell	13,114,105	2,647,619

2.             Ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.   There were 15,545,137 votes for the appointment, 208,388 votes against the appointment, 8,199 abstentions and no broker non-votes.

Director Retainer and Election of Officers

On November 27, 2006, the Board of Directors approved an annual retainer payable to non-employee directors of $30,000, an increase from the prior annual retainer of $25,000.  The increase in annual retainer will be effective for fiscal 2007.

On November 27, 2006, the Board of Directors re-appointed Guenter W. Berger Chairman and Chief Executive Officer, Roger M. Laverty III President and Chief Operating Officer, John E. Simmons Treasurer and Chief Financial Officer, and Michael J. King Vice President – Sales.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1         Text of the Opening Remarks by Guenter W. Berger, Chairman and Chief Executive Officer, Management’s Report on the State of the Company delivered by John E. Simmons, Treasurer and Chief Financial Officer, and Remarks by Roger M. Laverty III, President and Chief Operating Officer, at the Annual Meeting of Stockholders on November 27, 2006

99.2         Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the Annual Meeting of Stockholders on November 27, 2006 and declaration of a quarterly dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 28, 2006

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS

Name: John E. Simmons
Title: Treasurer, Chief Financial Officer